016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Terra Nova Financial Group, Inc.

Certificate Number

ZQ 000000

Shares

600620****
600620**
****600620****
*****600620***
******600620**

TERRA NOVA FINANCIAL GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 88102L 20 4

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

*** SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

FULLY PAID AND NONASSESSABLE COMMON SHARES, WITH A PAR VALUE OF $0.01 PER SHARE, OF

Terra Nova Financial Group, Inc. (hereinafter called the "Company"), transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

M. Nolan

CEO

Charles A. Stewart

Secretary

TERRA NOVA FINANCIAL GROUP, INC. SEAL 1990

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ____________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

TERRA NOVA FINANCIAL GROUP, INC.

THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF ILLINOIS SET FORTH (A) THE AGGREGATE NUMBER OF SHARES AND THE PAR VALUE OF EACH CLASS OF CAPITAL SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TOGETHER WITH THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SUCH CLASS; (B) A STATEMENT OF THE AUTHORITY VESTED IN THE BOARD OF DIRECTORS TO ESTABLISH SERIES AND TO FIX AND DETERMINE THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN ANY SUCH SERIES OF THE PREFERRED STOCK SO ESTABLISHED; (C) A DENIAL OF PREEMPTIVE RIGHTS OF THE SHAREHOLDERS TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE CORPORATION; AND (D) A DENIAL OF CUMULATIVE VOTING AT ANY MEETING OF THE SHAREHOLDERS FOR ELECTING DIRECTORS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	.... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	.... Custodian (until age ...) .... (Cust) (Minor) under Uniform Transfers to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________ 20 __________

Signature: ______________________

Signature: ______________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15